EXHIBIT 10.14

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIFTH AMENDMENT TO

BILL PAY SERVICE RESELLER AGREEMENT

This Fifth Amendment to the Bill Pay Service Reseller Agreement (this “Amendment”) is entered into as of June 1, 2020 (the “Amendment Effective Date”) by and between Alkami Technology, Inc., a Delaware corporation (“Reseller”) and CU Cooperative Systems, Inc. d/b/a CO-OP Financial Services, a California cooperative corporation (“CO-OP”), successor-in-interest by merger to COOP eCom LLC.

WHEREAS, CO-OP and Reseller have entered into that certain Bill Pay Service Reseller Agreement dated June 28, 2013, as amended (the “Agreement”), which includes the First Amendment effective May 19, 2015, the Second Amendment effective February 11, 2016, the Third Amendment effective March 7, 2017, the Fourth Amendment effective September 14, 2019, and the Revised Exhibit A and Exhibit E—Service Description and Bill Payment Services Fees dated October 2, 2013 (“Exhibit A to the Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as provided below to, among other things, (a) reduce overall pricing pursuant to the Agreement (b) renew the Agreement, (c) permit Reseller to re-brand the Services, (d) revise the minimum commitments, (e) provide Reseller with direct access to [***] to review consumer information, (f) expand the customer base for the Services provided under the Agreement, (g) eliminate the reduced pricing for specific approved credits unions pursuant to the First Amendment and the Second Amendment, (h) revise the direct damages limitation of liability dollar amount, and (i) add obligations of the parties pursuant to the California Consumer Privacy Act.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Exhibit A to the Agreement is hereby amended by deleting the chart entitled “Monthly Transaction Fees” set forth in Section 5 (“Fees”) therein and replacing it with the following:

Step/Fill-A-Tier Monthly Transaction Fees:

Transactions	Price
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]

Notes:

•	The Monthly Transaction Fees set forth above shall be effective as of the Amendment Effective Date.

•	Monthly Transaction fees include blended electronic and paper transactions

•	Add $[***] for Reseller Customers [***]

•

The Monthly Transaction Fees pricing calculation is based on a “Step/FillA-Tier” process, in which the Reseller pays the appropriate fee for transactions in each tier up through the total number of transactions.

2.	The pricing in this Amendment replaces all previous transaction pricing for existing and future clients of Reseller.

3.

The parties acknowledge and agree that the current Renewal Term of the Agreement commenced [***] and will terminate [***]. Notwithstanding Section 7 (“Term”) of the Agreement, the parties agree that commencing the Amendment Effective Date, the Agreement will renew for [***] year period. Thereafter, this Agreement may be renewed in accordance with Section 7 of the Agreement; provided, however, that the commencement date of each Renewal Term shall be June 1 of the applicable year.

4.	Section 4 of the Agreement “Web Link and Advertising” is hereby amended by adding the following language to the end of the Section:

The

Brand Marks “MemberPay” and “MemberPayplus” and any other Brand Marks used in connection with the Services are owned exclusively by CO-OP. Reseller has requested to adopt new Brand Marks for the Services to the extent Reseller provides the Services to Reseller’s Customers during the Term. In consideration of CO-OP’s agreement for Reseller to adopt new Brand Marks to identify the Services as Reseller determines in its sole discretion, the parties agree as follows:

(a)

All references to “MemberPay” and “MemberPayplus” throughout the Agreement and all Exhibits shall be replaced with “CO-OP Bill Pay” as a generic term only for purposes of the Agreement and such term shall not be intended to serve as a Brand Mark adopted by Reseller to identify any Services provided under the Agreement.

(b)

All documentation that CO-OP provides to Reseller regarding the Services will be modified to change any references to “MemberPay” and “MemberPayplus therein to “CO-OP Bill Pay” within ninety (90) days of the Amendment Effective Date. Reseller agrees to replace all existing documentation with all new documentation and to destroy existing documentation as required by the Agreement. CO-OP is under no obligation to modify such documentation with Brand Marks adopted by Reseller concerning the Services.

(c)	The new Brand Marks adopted by Reseller to identify the Services will be owned exclusively by Reseller.

(d)	Reseller will notify CO-OP in writing at least ninety (90) days prior to adopting a Brand Mark for the Services.

(e)

Reseller agrees to indemnify, defend and hold harmless CO-OP, its affiliates and its and their officers, directors, employees, agents and contractors (“CO-OP Indemnified Parties”) from and against any and all losses, liabilities, damages, claims, demands, costs and expenses, including reasonable attorney’s fees and costs, incurred by or asserted against a CO-OP Indemnified Party that the Reseller’s Brand Marks infringe any trademark, trade name, copyright or other intellectual property rights of any third party.

5.	Subsection (c) of Section 10 (“Limitation of Liability”) is hereby deleted in its entirety and replaced with the following:

Limitation of Liability

(c) IN NO EVENT SHALL CO-OP’S LIABILITY UNDER ANY CLAIM MADE BY RESELLER EXCEED THE [***] MONTH PERIOD ENDING WITH THE LATEST MONTH IN WHICH THE EVENTS, ACTS, DELAYS, OR OMISSIONS OCCURRED FOR WHICH DAMAGES ARE CLAIMED.

6.	Section 14 (“Information Security”) of the Agreement is hereby amended by adding the following provision:

Information Security

The California Consumer Privacy Act. Without limiting a party’s obligations as otherwise stated herein, each party agrees as follows:

(a) Under the California Consumer Privacy Act of 2018, Cal. Civil Code §1798.100 et. seq. and its implementing regulations (as amended, the “CCPA”) and specifically Cal. Civil Code §1798.140(v) of the CCPA, CO-OP is a Service Provider to Reseller and Reseller is a Service Provider to Reseller Customers meaning that CO-OP only processes Personal Information (as defined in the CCPA) on behalf of Reseller and Reseller Customers, Reseller only processes Personal Information on behalf of Reseller Customers, and Reseller Customers only disclose Personal Information to Reseller and/or COOP for a business purpose pursuant to this Agreement or the agreement for services between Reseller and Reseller Customer.

(b) That it will not retain, use, or disclose any Personal Information obtained pursuant to this Agreement or the agreement between Reseller and the Reseller Customer for any purpose other than for the specific purposes of performing services as set forth in this Agreement or the agreement between Reseller and the Reseller Customer, or as otherwise permitted by the CCPA, including retaining, using, or disclosing Personal Information for a commercial purpose other than providing the services specified in this Agreement or the agreement between Reseller and Reseller Customer.

(c) To use commercially reasonable efforts to assist the other party in fulfilling a Reseller Customer’s obligations under the CCPA with respect to responding to “Verifiable Consumer Requests” as defined in the CCPA. Notwithstanding the foregoing, if the consumer of a Reseller Customer submits a Verifiable Consumer Request directly to either party, the party receiving the Verifiable Consumer Request may notify the consumer that the party is a Service Provider and that the request should be re-submitted via the Reseller Customer.

7.	Section 16 (“Special Provisions”) of the Agreement is hereby deleted in its entirety and replaced with the following language:

Special Provisions.

(a) Subject to the “[***]” stated in (b) below, Reseller shall have annual minimum commitments for Step/Fill-A-Tier Monthly Transaction Fees (“Minimum Annual Commitments”) over a five- year period as follows:

[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]

For the avoidance of doubt, Year 1 shall begin on the Amendment Effective Date and end on May 31 2021, with each subsequent Year beginning as of June 1 and ending as of May 31.

(b) [***]. The parties acknowledge and agree that a condition to the Minimum Annual Commitments is that [***] (“[***]”) remain a Reseller Customer. In the event Reseller becomes aware that the agreement between Reseller and [***] will terminate or if [***] ceases being a Reseller Customer, whichever first occurs, Reseller will promptly notify CO-OP in writing and the parties agree to negotiate in good faith a decrease in the Minimum Annual Commitments to reflect the termination of [***] as a Reseller Customer.

(c) CO-OP shall bill Reseller for Step/Fill-A-Tier Monthly Transaction Fees (“Actual Fees”) on a monthly basis. At the end of each Year, CO-OP will compare the aggregate Actual Fees to the Minimum Annual Commitment. In the event the aggregate Actual Fees for any Year are less than the Minimum Annual Commitment for such Year, CO-OP will invoice Reseller the difference, which shall be payable by Reseller no later than thirty (30) days thereafter.

8.	The Agreement is amended to add the following provision:

To assist Reseller in its support and research obligations to Reseller’s Customers, Reseller has requested to have access to [***] to view certain non-public personal information that Reseller receives directly from its Reseller Customers about their Consumers as a result of Reseller making the Services available to Reseller Customers. CO-OP agrees to make [***] available to Reseller using the standard service CO-OP uses within ninety (90) days of the Amendment Effective Date, subject to CO-OP’s rights and obligations under CO-OP’s agreement with [***] and subject to the terms and conditions of the Agreement including, without limitation, with respect to non-public personal information regarding Reseller’s Customers and their Consumers.

9.	Reference to “eCom” throughout the Agreement and all Exhibits shall be replaced with “CO-OP”.

10.	Reference to “credit union” throughout the Agreement and all Exhibits to the Agreement shall be replaced with “financial institution”.

11.	Reference to “member” throughout the Agreement and all Exhibits to the Agreement shall be replaced with “consumer”.

12.

Exhibit D “Form of Bill Pay Service Addendum to Alkami Master Services Agreement” and the “Bill Pay Services Agreement Subscription Schedule – Description of MemberPayPlus API Services” are hereby deleted in their entirety and replaced with the attached “Exhibit D” and the “Exhibit A” attached thereto.

13.	The First Amendment and the Second Amendment are hereby deleted in their entirety.

14.	Except as otherwise specifically set forth herein, all terms and provisions contained in the Agreement shall remain in full force and effect.

15.	All capitalized terms not defined in this Amendment have the meanings defined in the Agreement.

16.

This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment electronically is hereby deemed valid and effective; a signed facsimile, PDF, or electronic copy is hereby deemed an original for all purposes; and the parties fully intend that each may rely upon such execution as being a true signature of the other party’s authorized officer or representative and due execution and delivery for all purposes, whether or not hard copies of this Amendment were or are ever exchanged between them.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

CU Cooperative Systems, Inc. d/b/a CO-OP Financial Services	Alkami Technology, Inc

By: /s/ Matt Kardell	By: /s/ Douglas A. Linebarger
Name: Matt Kardell	Name Douglas A. Linebarger
Title: Chief Revenue Officer	Title: Chief Legal Officer